_______________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 1, 2002


                                IndyMac ABS, Inc.
        (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2002, providing for the issuance of the IndyMac ABS,
           Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series
               SPMD 2002-A Home Equity Mortgage Loan Asset-Backed
                        Certificates, Series SPMD 2002-A
                                IndyMac ABS, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)


                  Delaware               333-47158           95-4685267
                  --------               ---------           ----------
        (State or Other Jurisdiction    (Commission       (I.R.S. Employer
             of Incorporation)          File Number)     Identification No.)



           155 North Lake Avenue
            Pasadena, California                                91101
            --------------------                                -----
           (Address of Principal                              (Zip Code)
             Executive Offices)

        Registrant's telephone number, including area code (800) 669-2300

 _______________________________________________________________________________

Item 5.  Other Events.
----     ------------


Description of the Certificates and the Mortgage Pool*

     On April 4, 2002, IndyMac ABS, Inc. (the "Depositor") entered into a Pooling and Servicing Agreement dated as of April 1, 2002 (the "Agreement"), by and among IndyMac ABS, Inc., as depositor (the "Depositor"), IndyMac Bank F.S.B. ("IndyMac") as seller (in that capacity, the "Seller") and as master servicer (in that capacity, as the "Master Servicer"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), providing for the issuance of the Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2002-A (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.


     Mortgage Loan Statistics
     ------------------------

The following tables describe characteristics of the mortgage loans included in the trust fund as of the cut-off date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the Cut-off date. The sum of the columns may not equal the respective totals due to rounding.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------

     Information and Exhibits.
     -------------------------

         Not applicable.

         Not applicable.

         Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of April 1, 2002, by and among the Depositor, the Seller, the Master Servicer and the Trustee.



______________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated March 26,2002 and the Prospectus Supplement dated March 26, 2002, of IndyMac ABS, Inc., relating to its Asset-Backed Certificates, Series 2002-A.


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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          IndyMac ABS, Inc.



                                          By: /s/ Victor Woodworth
                                              ----------------------------------
                                              Name:  Victor Woodworth
                                              Title: Executive Vice President


Dated:  April 24, 2002


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

                                  Exhibit Index
                                  -------------



Exhibit                                                                     Page
-------                                                                     ----

99.1.    Pooling and Servicing Agreement, dated as of April 1, 2002, by and among, the Depositor, the Seller, the Master Servicer
         and the Trustee                                                     6


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